Exhibit 1.3



                     UNITED COMPANIES FINANCIAL CORPORATION
                            (a Louisiana corporation)

                                  $100,000,000
                                 Debt Securities

                                 TERMS AGREEMENT



                                                             December 12, 1996



To: United Companies Financial Corporation
    4041 Essen Lane
    Baton Rouge, Louisiana  70809

Dear Sirs:

          Reference is made to the United Companies Financial Corporation Securities Underwriting Agreement-Basic Provisions dated June 27, 1995 (the "Underwriting Agreement"). This Agreement is the Terms Agreement referred to in the Underwriting Agreement. We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement, the following securities ("Securities") on the following terms:

Title:                             7.70% Senior Notes due 2004

Principal Amount to
  be issued:                       $100,000,000

Date of maturity:                  January 15, 2004

Interest rate:                     7.70%

Interest payment  dates:           January 15 and July 15 of each year,
                                   commencing July 15, 1997.

Public offering
price: 100.00%, plus accrued interest, if any, from December 17, 1996.

Purchase Price:                    99.30%, plus accrued interest, if any, from
                                   December 17, 1996 (payable by wire transfer in same-day federal funds to an account or accounts to be specified by the Company).

Underwriting Commission:           .70%

Redemption provisions:             The Notes are not redeemable prior to
                                   maturity.

Indenture                          As described in the Indenture dated as of
                                   October 1, 1994, between the Company and The
                                   First National Bank of Chicago, as Trustee, as supplemented by the Third Supplemental
                                   Indenture, dated as of December 17, 1996.

Conversion or
Exchange Provisions:               None.

Delayed Delivery
  Contracts:                       None.

Closing date and
  location:                        December 17, 1996, 9:00 A.M.;
                                   Simpson Thacher & Bartlett,
                                   425 Lexington Avenue
                                   New York, New York  10017

Additional
  co-managers:                     First Union Capital Markets Corp. and
                                   Merrill Lynch, Pierce, Fenner
                                   & Smith  Incorporated

Notices to  Underwriters:          Notices to the Underwriters shall be directed
                                   to:
                                   Salomon Brothers Inc
                                   Seven World Trade Center
                                   New York, NY  10048
                                   Attention of John D. Binnie,
                                   with copy to:
                                   Simpson Thacher & Bartlett,
                                   Attention of Peter J. Gordon

Option Securities:                 None.

Other terms:                       The Company will reimburse the Underwriters
                                   up to an aggregate amount of $100,000,
                                   pursuant to Section 4 of the Underwriting
                                   Agreement, if the Underwriting Agreement is terminated in accordance with the provisions of Section 5 or 9(a)(i) thereto.



          The Company represents and warrants to each of us that the representations and warranties of the Company set forth in Section 1 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof. All of the provisions contained in the Underwriting Agreement, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

          As contemplated by Section 2 of the Underwriting Agreement, attached as Schedule A hereto is a completed list of our respective underwriting commitments, which shall be a part of this Agreement and the Underwriting Agreement.

          This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law principles thereof.

          If the foregoing is in accordance with your understanding of the agreement between the Underwriters and you, please sign and return to the Underwriters a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between the Underwriters and you in accordance with its terms and the terms of the Underwriting Agreement.


                                       Very truly yours,

                                       SALOMON BROTHERS INC (for itself as
                                       Underwriter and as Representative of the Underwriters)

                                       By: ________________________
                                           Name:
                                           Title:


Confirmed and accepted as of the date first above written:

UNITED COMPANIES
FINANCIAL CORPORATION


By:___________________________
    Name:
    Title:

                                   SCHEDULE A







                                   UNDERWRITER             Principal Amount
                                                           of Debt Securities
                                                           TO BE PURCHASED

Salomon Brothers Inc ....................................     $60,000,000
First Union Capital Markets Corp.........................      20,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated.......      20,000,000

                                                              ____________
                      Total                                   $100,000,000

                                                                    Exhibit 4.13



                          THIRD SUPPLEMENTAL INDENTURE
                            (Senior Debt Securities)

          THIRD SUPPLEMENTAL INDENTURE dated as of December 17, 1996 (the "Third Supplemental Indenture"), to the Indenture, dated as of October 1, 1994 (the "Indenture"), between UNITED COMPANIES FINANCIAL CORPORATION, a Louisiana corporation (hereinafter called the "Company"), having its principal executive office at 4041 Essen Lane, Baton Rouge, Louisiana 70809, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (hereinafter called the "Trustee"), having its Corporate Trust Office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

                             RECITALS OF THE COMPANY

          WHEREAS, the Company has duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of its unsecured debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Debt Securities") to be issued in one or more series, as in the Indenture provided;

          WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this Third Supplemental Indenture in order to establish and provide for the issuance by the Company of a series of Debt Securities designated as its 7.70% Senior Notes due January 15, 2004 in the aggregate principal amount of $100,000,000, a specimen copy of which is attached hereto as Exhibit A (the "Notes"), on the terms set forth herein;

          WHEREAS, Section 11.01 of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any holder of any Debt Securities to, inter alia, establish the terms of any Debt Securities as permitted by Sections 2.01 and 3.01 of the Indenture, provided certain conditions are met;

          WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Third Supplemental Indenture have been complied with; and

          WHEREAS, all things necessary to make this Third Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

          NOW THEREFORE:

          There is hereby established a series (as that term is used in Section
3.01 of the Indenture) of Debt Securities to be issued under the Indenture, which series of Debt Securities shall have the terms set forth herein and in the Notes, and in consideration of the premises and the purchase and acceptance of the Notes by the holders thereof, the Company mutually covenants and agrees with the Trustee, for the equal and proportionate benefit of all holders of the Notes, that the Indenture is supplemented and amended, to the extent and for the purposes expressed herein, as follows:


                                   ARTICLE ONE

                               SCOPE OF THIS THIRD
                             SUPPLEMENTAL INDENTURE


          Section 1.1. CHANGES, ETC. APPLICABLE ONLY TO THE NOTES. The changes, modifications and supplements to the Indenture effected by this Third Supplemental Indenture in Sections 2.1 through 2.6 hereof shall be applicable only with respect to, and govern the terms of, the Notes, which shall be limited in aggregate principal amount to $100,000,000, except as provided in Section 3.01(2) of the Indenture, and shall not apply to any other Debt Securities which may be issued under the Indenture unless a supplemental indenture with respect to such other Debt Securities specifically incorporates such changes, modifications and supplements.


                                   ARTICLE TWO

                           AMENDMENTS TO THE INDENTURE


          Section 2.1. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Indenture is hereby amended by adding the following definitions in their proper alphabetical order:

          "Consolidated Fixed Charge Coverage Ratio" of the Company means, for the twelve-month period ended as of the last day of the most recent fiscal quarter, the ratio of (a) the sum of consolidated net income, consolidated interest expense and consolidated income tax expense deducted in computing consolidated net income (loss), in each case for such period, of the Company and its consolidated Subsidiaries on a consolidated basis, to (b) the sum of consolidated interest expense for such period and cash dividends paid on any preferred stock of the Company during such period, all determined in accordance with generally accepted accounting principles.

          "Moody's" means Moody's Investors Service, Inc. and its successors in interest.

          "Notes" means $100,000,000 aggregate principal amount of the Company's 7.70% Senior Notes due January 15, 2004.

          "Rating Agencies" means Moody's and S&P.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

          Section 2.2. AMENDMENT TO ARTICLE TEN. Article Ten of the Indenture is hereby amended by deleting the words "Intentionally Omitted" and inserting instead "Consolidation, Merger, Conveyance, Transfer or Lease" and adding the following Sections 10.01 and 10.02:

          "Section 10.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, unless:

               (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the assets of the Company as an entirety (the "successor corporation") shall be a corporation organized and existing under the laws of the United States or any State or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

               (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          For purposes of this Section 10.01, assets of the Company which did not account for at least 50% of the consolidated net income of the Company for its most recent fiscal year ending prior to the consummation of such transactions shall not in any event be deemed to be all or substantially all of the assets of the Company.

          Section 10.02. SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of all or substantially all of the assets of the Company as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, as supplemented, with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, as supplemented, and the Notes."

          Section 2.3. AMENDMENTS TO SECTIONS 12.07 AND 12.08. Sections 12.07 and 12.08 of the Indenture are hereby amended by deleting the words "Intentionally Omitted" and inserting instead the following new Sections 12.07 and 12.08:

          "Section 12.07. LIMITATION UPON MORTGAGES AND LIENS.

          The Company will not at any time directly or indirectly create or assume, otherwise than in favor of the Company or a Wholly-Owned Subsidiary, any mortgage, pledge or other lien or encumbrance upon any stock of any Subsidiary directly owned by the Company, any indebtedness of any Subsidiary to the Company or any other property of the Company or any interest it may have therein, whether now owned or hereafter acquired, without making effective provision (and the Company covenants that in such case it will make or cause to be made, effective provision) whereby the Notes shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any such other obligations and indebtedness shall be so secured PROVIDED, HOWEVER, that the foregoing covenant shall not be applicable to the following:

          (a) (i) any mortgage, pledge or other lien or encumbrance on any such asset hereafter acquired or constructed by the Company, or on which property so constructed is located, and created prior to, contemporaneously with or within 180 days after, such acquisition or construction, or the commencement of commercial operation, of such asset to secure or provide for the payment of any part of the purchase or construction price of such asset, or (ii) the acquisition by the Company of such asset subject to any mortgage, pledge, or other lien or encumbrance upon such asset existing at the time of acquisition thereof, whether or not assumed by the Company; PROVIDED that, in the case of clauses (i) and (ii) of this Section 12.07(a), the lien of any such mortgage, pledge or other lien does not spread to an asset owned by the Company prior to such acquisition or construction or to another asset thereafter acquired or constructed other than fixed improvements on such acquired or constructed property;

          (b) any mortgage, pledge or other lien or encumbrance created for the sole purpose of extending, renewing or refunding any mortgage, pledge, lien or encumbrance permitted by subsection (a) of this Section 12.07; PROVIDED, HOWEVER, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or refunding and that such extension, renewal or refunding mortgage, pledge, lien or encumbrance shall be limited to all or any part of the same asset that secured the mortgage, pledge or other lien or encumbrance extended, renewed or refunded, or to another asset of the Company not subject to the limitations of this Section 12.07;

          (c) liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith, and against which an adequate reserve has been established; liens on any such asset created in connection with pledges or deposits to secure public or statutory obligations or to secure performance in connection with bids or contracts; materialmen's, mechanics', carrier's, workmen's, repairmen's or other like liens; or liens on any such asset created in connection with deposits to obtain the release of such liens; liens on any such asset created in connection with deposits to secure surety, stay, appeal or customs bonds; liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings; leases and liens, rights of reverter and other possessory rights of the lessor thereunder; zoning restrictions, easements, rights-of-way or other restrictions on the use of real property or minor irregularities in the title thereto; and any other liens and encumbrances similar to those described in this subsection, the existence of which does not, in the opinion of the Company, materially impair the use by the Company of the affected asset in the operation of the business of the Company, or the value of such asset for the purposes of such business;

          (d) any mortgage, pledge or other lien or encumbrance created after the date of this Indenture on any asset leased to or purchased by the Company after that date and securing, directly or indirectly, obligations issued by a State, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the cost of acquisition or cost of construction of such asset, provided that the interest paid on such obligations is entitled to be excluded from gross income of the recipient pursuant to Section 103(a)(1) of the Code (or any successor to such provision) as in effect at the time of the issuance of such obligations;

          (e) any mortgage, pledge or other lien or encumbrance on any asset now owned or hereafter acquired or constructed by the Company, or on which an asset so owned, acquired or constructed is located, to secure or provide for the payment of any part of the construction price or cost of improvements of such asset, and created prior to, contemporaneously with or within 180 days after, such construction or improvement; and

          (f) any mortgage, pledge or other lien or encumbrance not otherwise permitted under this Section 12.07; PROVIDED, the aggregate amount of indebtedness outstanding at any time secured by all such mortgages, pledges, liens or encumbrances does not exceed the greater of $25,000,000 or 10% of the consolidated stockholders' equity of the Company.

          Section 12.08. MAINTENANCE OF NET WORTH.

          The consolidated stockholders' equity of the Company at the end of any fiscal quarter shall not be less than $100,000,000 (without giving effect to any adjustment to consolidated stockholders' equity for such fiscal quarter pursuant to Financial Accounting Standards Board Statement of Financial Accounting Standards No. 115); PROVIDED that if the foregoing covenant is not satisfied for a fiscal quarter as a result, in whole or in part, of a change in generally accepted accounting principles which was implemented by the Company during such fiscal quarter, the Company shall not be in default of the foregoing covenant unless and until such covenant is not satisfied as of the last day of the fourth fiscal quarter following the fiscal quarter in which the change in generally accepted accounting principles was implemented by the Company; and PROVIDED FURTHER that this Section 12.08 shall cease to be effective from and after the first date on which the Notes are rated BBB- or higher by S&P and Baa3 or higher by Moody's or such other comparable ratings as such Rating Agencies shall designate at any time in the future."

          Section 2.4. AMENDMENT TO SECTION 12.09. The current Section 12.09 of the Indenture is hereby renumbered to become Section 12.10 of the Indenture and the following Section 12.09 is hereby inserted immediately following Section 12.08:

          "Section 12.09. MAINTENANCE OF A CONSOLIDATED FIXED CHARGE COVERAGE RATIO.

          The Company shall maintain a Consolidated Fixed Charge Coverage Ratio for the Company of at least 1.75:1.0; PROVIDED that if the foregoing covenant is not satisfied for a period as a result, in whole or in part, of a change in generally accepted accounting principles which was implemented by the Company during the last fiscal quarter of such period, the Company shall not be in default of the foregoing covenant unless and until such covenant is not satisfied at the end of the twelve-month period ended as of the last day of the fourth fiscal quarter following the fiscal quarter in which the change in generally accepted accounting principles was implemented by the Company; and provided further that this Section 12.09 shall cease to be effective from and after the first date on which the Notes are rated BBB- or higher by S&P and Baa3 or higher by Moody's or such other comparable ratings as such Rating Agencies shall designate at any time in the future."

          Section 2.5. RANKING. The Notes will be senior unsecured obligations of the Company, ranking pari passu with all existing and future senior indebtedness (including, without limitation, the indebtedness of the Company represented by the notes and debentures referred to in Section 6.08 (c)(1) of the Indenture) of the Company and senior to all existing and future subordinated indebtedness of the Company.

          Section 2.6. TERMS OF THE NOTES. In accordance with Section 3.01 of the Indenture, the Notes are subject to the terms set forth in this Third Supplemental Indenture including without limitation Exhibit A hereto, the terms of which are hereby incorporated in their entirety by reference. In addition to the other terms of the Notes which are set forth elsewhere in this Third Supplemental Indenture and Exhibit A hereto, the Notes are subject to all of the provisions of the Indenture including, without limitation, the Company's legal defeasance option and covenant defeasance option pursuant to Section 15.02 of the Indenture. For purposes of Section 15.02 of the Indenture, the restrictive covenants referred to therein shall include the covenants set forth in Article Two of this Third Supplemental Indenture.


                                  ARTICLE THREE

                                  MISCELLANEOUS

          Section 3.1. DEFINED TERMS. Unless otherwise provided in this Third Supplemental Indenture, all defined terms used in this Third Supplemental Indenture shall have the meanings assigned to them in the Indenture.

          Section 3.2. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Third Supplemental Indenture limits, qualifies or conflicts with another provision included in this Third Supplemental Indenture or in the Indenture which is required to be included herein or therein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

          SECTION 3.3. GOVERNING LAW. THIS THIRD SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

          Section 3.4. COUNTERPARTS. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          Section 3.5. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          Section 3.6. SEVERABILITY OF PROVISIONS. In case any provision in this Third Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 3.7. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Third Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns, whether so expressed or not.

          Section 3.8. BENEFIT OF SUPPLEMENTAL INDENTURE. Nothing in this Third Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Third Supplemental Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the day and year first above written.


                                       UNITED COMPANIES FINANCIAL CORPORATION

                                       By:_________________________
                                          Name:
                                          Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee

                                       By:_________________________
                                          Name:
                                          Title:

                                                               EXHIBIT A
                             [FORM OF FACE OF NOTE]

                     UNITED COMPANIES FINANCIAL CORPORATION
                     7.70% Senior Notes due January 15, 2004




REGISTERED                                                     REGISTERED

No. R-1
CUSIP 909870AD9


          If this Note is registered in the name of The Depository Trust Company (the "Depositary") (55 Water Street, New York, New York) or its nominee, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Note is exchanged in whole or in part for Notes in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          UNITED COMPANIES FINANCIAL CORPORATION, a corporation duly organized and validly existing under the laws of the State of Louisiana (herein called the "Company", which term includes any successor corporation under the Indenture, as defined on the reverse side hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $100,000,000 (ONE HUNDRED MILLION DOLLARS) on January 15, 2004 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing July 15, 1997, on said principal sum in like coin or currency, at the rate per annum specified in the title of this Note, from the January 15 or July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from December 17, 1996, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 1 or July 1, as the case may be, and before the following January 15 or July 15, this Note shall bear interest from such January 15 or July 15. The interest so payable on January 15 or July 15 will be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date, which shall be the January 1 or July 1 (whether or not a Business Day) next preceding such January 15 or July 15, provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

          Payment of the principal of, and premium, if any, on, this Note will be made in immediately available funds upon surrender of the Notes at the Corporate Trust Office of the Trustee. Interest will be paid by check mailed to the address of the Person entitled thereto as it appears in the Security Register on the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such Person with a bank located in the United States.

          THIS NOTE SHALL BE DEEMED A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:  December 17, 1996


TRUSTEE'S CERTIFICATE OF                  UNITED COMPANIES FINANCIAL
  AUTHENTICATION                          CORPORATION
This is one of the series of
Debt Securities issued under
the within mentioned
Indenture.

                                         By__________________________
                                           Title:

THE FIRST NATIONAL BANK OF
  CHICAGO

               As Trustee               Attest


By___________________________           By____________________________
  Title:                                  Title:

                             [REVERSE SIDE OF NOTE]

                     UNITED COMPANIES FINANCIAL CORPORATION
                     7.70% Senior Notes Due January 15, 2004


          This Note is one of a duly authorized issue of Debt Securities of the Company designated as its 7.70% Senior Notes due January 15, 2004 (herein called the "Notes"), limited in aggregate principal amount to $100,000,000, issued and to be issued under an Indenture dated as of October 1, 1994, as amended and supplemented by the First Supplemental Indenture dated as of November 2, 1994, the Second Supplemental Indenture dated as of July 25, 1995 and the Third Supplemental Indenture dated as of December 17, 1996 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register relating to the Notes, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount with like terms and conditions, will be issued to the designated transferee.

          The Notes are issuable only as registered Notes without Coupons in the denominations of $1,000 and any integral multiple thereof. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes with like terms and conditions of different authorized denominations, as requested by the Holder surrendering the same.

          Except as otherwise provided in the Indenture, no service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default shall occur with respect to the Notes, the principal of all the Notes, plus accrued and unpaid interest, may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, voting separately, to enter into supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture of such Debt Securities, or Coupons, if any; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security of each such series affected thereby, (i) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Debt Security, or reduce the principal amount thereof, or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made regarding any Coupon, or change the Currency or Currencies in which the principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof, or
(ii) reduce the percentage in principal amount of Outstanding Debt Securities of any series, the Holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all the Debt Securities of any such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults or Event of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          No recourse shall be had for the payment of the principal of or the interest on this Note, or any part thereof, or of indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company or any predecessor or successor corporation, either directly or indirectly through the Company, or any such predecessor or successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture or any indenture supplemental thereto and this Note are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company or any predecessor or successor corporation, either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness authorized under the Indenture or under or by reason of any of the obligations, covenants, promises or agreements contained in the Indenture or in this Note or to be implied therefrom or herefrom; and that any such personal liability, by the acceptance hereof and as part of the consideration for the issue hereof, is expressly waived and released.

          All terms used in this Note which are defined in this Note shall have the meanings assigned to them in the Indenture.

          The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws and regulations:

        TEN COM --           as tenants in common
        TEN ENT --           as tenants by the entirety
        JT TEN  --           as joint tenants with right of survivorship
                              and not as tenants in common
        UNIF GIFT
       MIN ACT --            ________________________ Custodian_______________

                             (Cust)                  (Minor)
                              under Uniform Gifts to Minors Act

                              ________________________________________________
                                     (State)

          Additional abbreviations may also be used though not in the above list.

                              _______________________

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[-----------------------------------------]
[                                         ]
[                                         ]
[                                         ]
[_________________________________________]

          __________________________________________________________
               (Name and Address of Assignee, including zip code)


_______________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing



________________________________________________________________ Attorney
to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:

          NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.

          The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                                                    Exhibit 4.14

                     UNITED COMPANIES FINANCIAL CORPORATION
                     7.70% Senior Notes due January 15, 2004




REGISTERED                                                          REGISTERED

No. R-1
CUSIP 909870AD9


          If this Note is registered in the name of The Depository Trust Company (the "Depositary") (55 Water Street, New York, New York) or its nominee, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Note is exchanged in whole or in part for Notes in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          UNITED COMPANIES FINANCIAL CORPORATION, a corporation duly organized and validly existing under the laws of the State of Louisiana (herein called the "Company", which term includes any successor corporation under the Indenture, as defined on the reverse side hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $100,000,000 (ONE HUNDRED MILLION DOLLARS) on January 15, 2004 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing July 15, 1997, on said principal sum in like coin or currency, at the rate per annum specified in the title of this Note, from the January 15 or July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from December 17, 1996, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 1 or July 1, as the case may be, and before the following January 15 or July 15, this Note shall bear interest from such January 15 or July 15. The interest so payable on January 15 or July 15 will be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date, which shall be the January 1 or July 1 (whether or not a Business Day) next preceding such January 15 or July 15, provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

          Payment of the principal of, and premium, if any, on, this Note will be made in immediately available funds upon surrender of the Notes at the Corporate Trust Office of the Trustee. Interest will be paid by check mailed to the address of the Person entitled thereto as it appears in the Security Register on the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such Person with a bank located in the United States.

          THIS NOTE SHALL BE DEEMED A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:  December 17, 1996


TRUSTEE'S CERTIFICATE OF                       UNITED COMPANIES FINANCIAL
  AUTHENTICATION                               CORPORATION
This is one of the series of
Debt Securities issued under
the within mentioned
Indenture.
                                               By__________________________
                                                 Title:
THE FIRST NATIONAL BANK OF
  CHICAGO

                  As Trustee                   Attest



By___________________________                  By__________________________
  Title:                                         Title:

                     UNITED COMPANIES FINANCIAL CORPORATION
                     7.70% Senior Notes due January 15, 2004


          This Note is one of a duly authorized issue of Debt Securities of the Company designated as its 7.70% Senior Notes due January 15, 2004 (herein called the "Notes"), limited in aggregate principal amount to $100,000,000, issued and to be issued under an Indenture dated as of October 1, 1994, as amended and supplemented by the First Supplemental Indenture dated as of November 2, 1994, the Second Supplemental Indenture dated as of July 25, 1995 and the Third Supplemental Indenture dated as of December 17, 1996 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register relating to the Notes, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount with like terms and conditions, will be issued to the designated transferee.

          The Notes are issuable only as registered Notes without Coupons in the denominations of $1,000 and any integral multiple thereof. As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes with like terms and conditions of different authorized denominations, as requested by the Holder surrendering the same.

          Except as otherwise provided in the Indenture, no service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default shall occur with respect to the Notes, the principal of all the Notes, plus accrued and unpaid interest, may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, voting separately, to enter into supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture of such Debt Securities, or Coupons, if any; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security of each such series affected thereby, (i) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Debt Security, or reduce the principal amount thereof, or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made regarding any Coupon, or change the Currency or Currencies in which the principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof, or
(ii) reduce the percentage in principal amount of Outstanding Debt Securities of any series, the Holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all the Debt Securities of any such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults or Event of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          No recourse shall be had for the payment of the principal of or the interest on this Note, or any part thereof, or of indebtedness represented hereby, or upon any obligation, covenant or agreement of the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company or any predecessor or successor corporation, either directly or indirectly through the Company, or any such predecessor or successor corporation whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture or any indenture supplemental thereto and this Note are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company or any predecessor or successor corporation, either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness authorized under the Indenture or under or by reason of any of the obligations, covenants, promises or agreements contained in the Indenture or in this Note or to be implied therefrom or herefrom; and that any such personal liability, by the acceptance hereof and as part of the consideration for the issue hereof, is expressly waived and released.

          All terms used in this Note which are defined in this Note shall have the meanings assigned to them in the Indenture.

          The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws and regulations:

         TEN COM --           as tenants in common
         TEN ENT --           as tenants by the entirety
         JT TEN  --           as joint tenants with right of survivorship
                              and not as tenants in common
         UNIF GIFT
         MIN ACT --           ____________________ Custodian ________________

                             (Cust)                                   (Minor)
                                       under Uniform Gifts to Minors Act

                              _______________________________________________
                                     (State)

          Additional abbreviations may also be used though not in the above list.

               ____________________________________________


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

444444444444444444444444444444444444444
4                                     4
4                                     4
4                                     4
444444444444444444444444444444444444444


               _______________________________________________________
               (Name and Address of Assignee, including zip code)


___________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing



___________________________________________________________ Attorney
to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:

          NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.

          The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.